UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

CNB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39472	25-1450605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Second Street
PO Box 42
Clearfield, Pennsylvania 16830
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (814) 765-9621

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.125% Series A Non-Cumulative, Perpetual Preferred Stock)	CCNEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)    Crowe LLP (“Crowe”) was previously the principal accountants for CNB Financial Corporation (the “Company”). Following a competitive process commenced at the direction of the Audit Committee of the Board of Directors (the “Audit Committee”), on March 4, 2022, the Company engaged BKD, LLP (“BKD”) as the Company’s new principal accountants for the year ending December 31, 2022. As a result of the engagement of BKD, on March 4, 2022, the Company dismissed Crowe LLP (“Crowe”) as the Company’s principal accountants. The decision to change accountants was approved by the Audit Committee on March 4, 2022.

During the two fiscal years ended December 31, 2021, and the subsequent interim period through March 3, 2022, there were no: (1) disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have cause them to make reference to the subject matter of the disagreements in connection with their reports, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Crowe on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Crowe with a copy of the foregoing disclosures on this Current Report on Form 8-K and requested that Crowe furnish the Company with a letter addressed to the United States Securities and Exchange Commission (the “Commission”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of that letter, dated March 10, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    On March 4, 2022, the Audit Committee approved the appointment of BKD as the Company’s independent registered public accounting firm beginning with the Company’s fiscal quarter ending March 31, 2022, effective immediately. During the years ended December 31, 2021 and 2020, and through March 3, 2022, the Company did not consult with BKD with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Company’s consolidated financial statements, or (2) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter of Crowe LLP, dated as of March 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: March 10, 2022	By:	/s/ Tito L. Lima
Tito L. Lima
Treasurer